Supplement to the John Hancock Declaration Trust Prospectus
                             dated January 2, 1998


On page 13, the "Investment Policies and Strategies" section has been changed for John Hancock V.A. High Yield Bond Fund (the "fund") as follows:

Replace the second sentence of the first paragraph with the following:

Up to 30% of the fund's total assets may be invested in bonds rated Ca by Moody's or CC by S&P or in unrated securities of comparable quality as determined by the adviser.


March 10, 1998